Exhibit 99.1

Exhibit 99.1

Presentation of HealthTronics

January 2006

John Q. Barnidge

CFO

Statements in this presentation that are not strictly historical, including statements regarding plans, objective and future financial performance, are “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Although HealthTronics believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that the expectations will prove to be correct. Factors that could cause actual results to differ materially from HealthTronics’ expectations include, among others, the existence of demand for and acceptance of HealthTronics’ services, the integration of Prime’s and HealthTronics’ businesses, regulatory approvals, economic conditions, the impact of competition and pricing, financing efforts and other factors described from time to time in HealthTronics’ periodic filings with the Securities and Exchange Commission.

HealthTronics

Business Segments/Sub-Segments

Urology Services

Lithotripsy

Prostate Therapies

Anatomical Pathology

Medical Devices

Sales

Service

Specialty Vehicles

Medical

Broadcast

Homeland Security

Urology Services

Lithotripsy

Prostate Therapies

Uropathology

HealthTronics

Leading Competitive Position

Partnering with 1/3 of Nation’s Urologists

Veteran Management Team

Bringing Cutting-edge Therapies to Market

Successful Partnership Model

Proven Execution

HealthTronics

Core Objectives

~ Leverage Urology Channel

Trusted Advisor to our Partners

Value-added Products and Services

Facilitate Marketplace Consolidation

Growing Revenue & Taking Share

Expanding Platform

Expand Margins

Pricing Stability

Wholesale Pricing Power

Operating Efficiencies

HealthTronics

Lithotripsy

Cost Effective, Non-invasive, Efficacious

Fractional Cost of Surgical Alternatives

Market Scope

250,000 Cases per Year

$2,000 per Case Revenue

$500M Revenue Market

Physician-driven Therapy

No Alternative Therapy

~ 93 Partnerships in 47 states

~ 183 installed litho base

~ Over 750 care venues

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Lithotripsy Partnership Ecponomics

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Prostate Therapy - BPH

Benign Prostatic Hyperplasia

Non-cancerous Enlargement of the Prostate

Market Scope

Affects 50% of Men Over Age 60

13 Million American Men in 2004

Growth Rate

From 40,000 to 360,000 Minimally Invasive Treatments

$650 Million - $700 Million Market

Multiple Treatment Methodologies

TUMT - Transurethral Microwave Therapy

PVP GreenLight

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Prostate Therapy - Prostate Cancer

Market Scope

Second Most Common Cancer in American Males

230,000 New Cases per Year in the U.S.

Baby Boomer Impact (approximately 40 million males)

$5B market

Dramatic Increase in Public Awareness

Demanding Focal Therapy vs. Total Ablation

Participating in the Diagnosis

PSA Testing

Anatomical Path

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Prostate Therapy - Prostate Cancer

Treatment Alternatives

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Uropathology Market

Market is Approximately $500 Million

8,400 Private Practice Urologists

Approximately 10 Prostate Biopsies / Month

Each Patient = Approximately $600 Revenue

60% of Patients are Medicare

Medicare Reimbursement is Excellent

HealthTronics

HealthTronics Uropath Advantage - Big Lab Technology, Small Lab Service

Focal Diagnosis to compliment Focal Therapies

Timeliness & Accuracy – Turnaround Within 48 Hours

Technology - Electronic Reporting

Customer Service - Physician Oriented Pathologists

HealthTronics

Development Strategy

Beta Users

HTRN Physician Partners

Beta Sites

Georgia, Louisiana & Mississippi

Investment

2005 CapEx $2 Million

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Medical Device Sales & Service

HealthTronics

Devices

Lithotripters

Market Scope:

Total US Installed Base of 650 Units

Average Selling Price of $390,000

35% of US Market is Spark Gap Technology

US HTRN Manufactured Installed Base of 220 Units

Opportunities:

Dual Branding Strategy to Expand Spark Gap Market

New Model with Multi-Functional Capability Enjoys Premium Price

R&D for More Efficient Shock Source

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HTRN New Urology Imaging System

UroVantage Image

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Devices

HealthTronics

~ Urology Imaging System

- **Market Scope**:
  - Total US Installed Base of 4,500 Units
  - 200 - 250 Units Purchased in US Annually at $300,000 ASP
  - Urologist Influential in Equipment Decision
  - Market Moving Toward Multi-Specialty Surgical Units

- **Opportunities**:
  - UroVantage launched in 2Q 2005
  - MultiVantage launched in 4Q 2005
  - Design has Unparalleled Flexibility & Image Quality
  - Superior Cost Position and Optimal Pricing Upside

HealthTronics 18

Devices

Other Products

Patient Management Tables:

US Installed Base of 4000 Units, HTRN 450 Units Installed

Comprehensive Dealer Network, OEM Supplier

PSA Testing:

6 Million PSA Tests Performed Annually, $200 Million Market

In-Office Testing Approved and now Reimbursed by All Payors

Signed Marketing Agreement with Qualigen, Inc.

Only In-Office Test System On the Market - Patented

Significant Profit Driver for Physicians

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Service Engineering

Installed Base/Network:

Currently Service 38% of US Lithotripter Installed Base

180 of 250 Total HTRN Service Base is Within Partnerships

36 Field Engineers Trained in Lithotripsy and X-Ray

530 Units Generating Consumable Revenue

Opportunities:

ISO Certification in Atlanta Manufacturing Facility

Deeper Penetration of Urology Market via Litho and Imaging

Leverage Applied Engineering Platform and Hospital Relationships

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Specialty Vehicle Manufacturing

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Specialty Vehicle Manufacturing

Company has engaged JPMorgan Chase to manage a sales process for this division.

Estimated value is $100-$115 million

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Specialty Vehicle Manufacturing

AK Specialty Vehicles is Global Leader in the Design,

Engineering and Construction of Specialty Vehicles.

Medical Imaging

Broadcast & Communications

Command/Homeland Security

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Leadership Position in Mobile Medical Worldwide

Manufacturing Facilities in U.S. and Europe

Strategic Relationships for all Modalities

GE Healthcare Technologies

Philips Medical Systems

Siemens Medical Solutions

Extraordinary Market Breadth

Australia

Korea

Italy

Germany

Finland

Norway

United Kingdom

France

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Leadership Position in Broadcast & Communications Vehicles Worldwide

Strong Customer Base

Major Networks - ABC, CBS, FOX, NBC

Cable Networks - CNN, Time Warner

Satellite Uplink Service Market

Relay House, PSSI, Calhoun, Arctek, Coastal, STS

Export Market

Canada, Morocco, Vietnam, Hong Kong

Barriers to Entry

Existing Customer Relationships

Sophisticated Systems Integration

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Homeland Security

Trailer Image

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Homeland Security

Market Breadth:

Mobile Communications Centers

First Responder Units

Mobile Emergency Ops Units

Military Training Simulators

Tactical transport

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Homeland Security

Federal Funding Programs

$2.6B In Federal Funds are Allocated for 2005:

Urban Area Security Initiative Grant

Earmarked for Top 50 Metropolitan Areas

State Homeland Security Grant

States/Municipalities Response Capabilities

2005 Programs Initiated by DOHS Include:

National Protection Initiatives

Biohazard Detection

Port Security

Container Scanning

Cargo Inspection

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Conclusion

Market Dominator

Hi Barriers to Entry

“Debt-Free” Segment

Focused, Stand Alone Business Unit

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2006 Financial Forecast

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Segment Summary Income Statement 2006 Forecast

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Key Financial Statistics

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2006 Forecast Pro Forma Free-Cash Flow

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Consolidated Summary Income Statement

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Implementation of Strategic Iniatives

1. Proceed with FDA approval for HIFU

2. Introduce Urology Imaging System

3. Establish UroPathology Capability (early 2006)

4.Focus on strategic acquisition targets

5.Divest Specialty Vehicles Division

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Reconcilitation of EBITDA and Adjusted EBITDA

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Reconcilitation of EBITDA and Adjusted EBITDA

HealthTronics

EBITDA and Adjusted EBITDA

HealthTronics has presented EBITDA and Adjusted EBITDA amounts, which are non-GAAP financial measures, in various filings with the SEC. In the SEC filings, HealthTronics has reconciled such amounts to their most directly comparable financial measure calculated in accordance with GAAP, which is HealthTronics’ net income. HealthTronics believes that its presentations of EBITDA and Adjusted EBITDA are important supplemental measures of operating performance to its investors.

Earnings before interest, taxes, depreciation and amortization (“EBITDA”) is a commonly used measure of performance which HealthTronics believes, when considered with measures calculated in accordance with GAAP, gives investors a more complete understanding of HealthTronics’ operating results before the impact of investing and financing transactions and income taxes. HealthTronics does not reflect minority interest expense when calculating EBITDA, however, HealthTronics adjusts for minority interest expense and refers to this measure as “Adjusted EBITDA”. HealthTronics has historically reported this measure to its investors and believes that the continued inclusion of Adjusted EBITDA provides consistency in its financial reporting. Adjusted EBITDA is among the more significant factors in management’s internal evaluation of total company performance. Adjusted EBITDA is also widely used by HealthTronics management in the annual budget process. HealthTronics believes these measures continue to be used by investors and creditors in their assessment of HealthTronics’ operating performance and the valuation of the company.

HealthTronics

EBITDA and Adjusted EBITDA

EBITDA and Adjusted EBITDA are used in addition to and in conjunction with results presented in accordance with GAAP. EBITDA and Adjusted EBITDA should not be considered as an alternative to net income, operating income, a liquidity measure, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. EBITDA and Adjusted EBITDA reflect additional ways of viewing HealthTronics’ operations that HealthTronics believes, when viewed with its GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting HealthTronics’ business than could be obtained absent this disclosure. HealthTronics strongly encourages investors to review its financial information in its entirety and not to rely on a single financial measure.

HealthTronics